                                                                  Exhibit 10.4


                                    AGREEMENT


     THIS AGREEMENT, made as of the 29th day of September 1998, by and between ROBERT F. YOUNG, NANCY R. YOUNG and MARC EWING (individually and collectively, the "Founders"); ERIK WILLIAM TROAN ("Employee," and collectively with the Founders, the "Individual Parties"); and RED HAT SOFTWARE, INC., a Delaware corporation with offices in Research Park, North Carolina (the "Corporation");

                              W I T N E S S E T H:

     WHEREAS, as of the date of this Agreement the Founders own and hold of record shares of the Corporation's common stock as follows:

                    Founder                                Number of Shares
                    -------                                ----------------

                    Robert F. Young                        2,030,000
                    Nancy R. Young                         1,820,913
                    Marc Ewing                             4,044,238

     WHEREAS, as of the date of this Agreement Employee has been granted warrants (the "Warrants") to purchase shares of the Corporation's common stock pursuant to an Employment Agreement by and between the Corporation and Employee commencing May 1, 1995 and executed October 10, 1995 (the "Employment Agreement") and desires to enter into this Agreement to bind Employee and the Corporation to its terms for the Warrants and for any and all shares of the Corporation issued to Employee upon exercise of the Warrants (the "Warrant Shares") in accordance with the terms hereof; and

     WHEREAS, pursuant to the Warrants, the Employee, if such Employee exercises all Warrants available pursuant to such Employee's Employment Agreement prior to the termination of such Warrants pursuant to the terms of this Agreement, may own and hold of record, upon exercise of all Warrants, total shares of the Corporation's common stock as follows:

                    Employee                               Number of Warrant
                    --------                               Option Shares
                                                           -------------

                    Erik William Troan                     770,200; and

     WHEREAS, the Employee acknowledges that there are shares of the Corporation issued and outstanding to other shareholders and stock options for shares of the Corporation issued and outstanding to other employees of the Corporation which are not subject to this Agreement and that the Corporation, in its sole discretion, will issue shares of common and preferred stock from time to time to other shareholders and pursuant to stock options which will not be subject to this Agreement; and

     WHEREAS, the Corporation also anticipates that it may in the future issue additional stock options to employees, directors, consultants or other service providers of the Corporation pursuant to a plan or plans established by the Corporation's Board of Directors (the "Plan") and that the Corporation, in its sole discretion, may, but shall not be obligated to, subject any such stock options authorized under the

Plan and any shares of the Corporation's stock purchased pursuant to such stock options to terms and conditions similar to those contained in this Agreement; and

     WHEREAS, the Individual Parties and the Corporation recognize that the Warrants are granted to the Employee as an incentive to promote the success of the business and to encourage the Employee to remain in the Corporation's employ; and

     WHEREAS, the Individual Parties and the Corporation desire to set forth and confirm the terms and conditions upon which the Warrants may be exercised and terminated and the terms and conditions under which they Warrant Shares will be held; and

     WHEREAS, the Individual Parties and the Corporation agree that it is in their best interest to agree upon the terms and conditions set forth herein and that such terms and conditions reflect the full understanding of the Individual Parties and the Corporation.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and conditions herein contained, the Individual Parties and the Corporation agree, for themselves, their successors and assigns, as follows:

                                    ARTICLE I
                                    WARRANTS

     1.1 Warrant. The Corporation and the Employee hereby agree that the Employee's rights to purchase Warrant Shares pursuant to the Employment Agreement, and the exercise of the Warrants, shall be governed by the terms of this Article I. Employee agrees that the provisions in this Agreement pertaining to the exercise and termination of Warrants and the vesting and purchase of Warrant Shares represents the understanding of the parties and shall control and shall supersede over any provisions to the contrary in such Employee's Employment Agreement. Employee acknowledges that the only options or warrants to purchase or receive shares of the Corporation's stock to which the Employee is entitled are the Warrants described in this Article I, that no profit sharing plan has been implemented by the Corporation, and that the Employee waives any rights under Section 3c of the Employment Agreement to demand "warrants" pursuant to a profit sharing plan unless a profit sharing plan expressly granting the right to Employee to "warrants" is hereinafter implemented by the Corporation and authorized by its Board of Directors.

     1.2 Vesting. Employee has the option to purchase the following number of Warrant Shares on the dates (the "Vesting Dates") set forth on the following schedule:

                                                                 Vesting Dates
                                                                 -------------
Employee                                 5/1/96            5/1/97            5/1/98             5/1/99
--------                               ---------         ---------         ----------         ---------
                                       183,400           183,400           183,400            220,000

However, if the Employee does not purchase the full number of Warrant Shares to which the Employee is entitled on or before the Vesting Dates, the Employee is permitted to purchase those remaining Warrant Shares at a later period (unless terminated) in addition to those Warrant Shares which the Employee may otherwise be entitled to purchase. No partial exercise of such Warrant may be for less than one hundred (100) full Warrant Shares. In no event shall the Corporation be required to transfer fractional shares to the Employee. The Individual Parties and the Corporation acknowledge and confirm that as of the April 22, 1999, the Employee has exercised 101,975 of his Warrants and that, after selling 76,975 Warrant Shares, the Employee owns 25,000 Warrant Shares.

     1.3 Purchase Price. The purchase price for each Warrant Share shall be $.0001 per Warrant Share.

     1.4 Exercise of Warrants. The respective number of Warrants shall be exercisable from time to time after the applicable Vesting Dates by ten (10) days written notice to the Corporation and the payment in cash to the Corporation of the purchase price of the Warrant Shares which the Employee may and elects to purchase. The Corporation shall make immediate delivery of such Warrant Shares, provided that if any law or regulation requires the Corporation to take any action with respect to the Warrant Shares specified in such notice before the issuance thereof, the date of delivery of such Warrant Shares shall be extended for the period necessary to take such action.

     1.5 Termination of Warrants. The Warrants, to the extent not heretofore exercised, shall terminate on the first to occur of the following dates:

          (a) If the Employee's employment with the Corporation terminates because of his death, any Warrants held by the Employee on the date of his death may be exercised only within thirty (30) days after his death and only to the extent that the Warrants could have been exercised immediately before the Employee's death;

          (b) If the Employee's employment with the Corporation terminates because of Total Disability (as hereinafter defined) after at least one (1) year of continuous employment with the Corporation immediately following the date on which Warrants were originally granted in the Employment Agreement, the Employee may exercise the Warrant to the extent that it could be exercised upon such termination of employment at any time within thirty (30) days after the employment shall terminate;

          (c) If the Employee's employment with the Corporation terminates because of his retirement after at least one (1) year of continuous employment with the Corporation immediately following the date on which the Warrants were granted, the Employee may exercise the Warrant to the extent that the Warrants can be exercised upon such termination of employment at any time within thirty
(30) days after retirement. Retirement means retirement from the Corporation pursuant to the provisions of the Corporation's policy as may be implemented by the Board of Directors from time to time.;

          (d) If the Employee's employment with the Corporation is terminated by the Corporation without cause, the Employee may exercise the Warrants to the extent that the Warrants can be exercised upon such termination of employment at any time within thirty (30) days after such termination; provided, however, that any Option Shares so acquired shall be subject to the rights of the Corporation or the Founders to purchase such shares in accordance with the provisions of
Section 2.6 of this Agreement;

          (e) Termination of the Employee's employment with the Corporation for any reason other than death, disability, retirement, or without cause;

          (f) The happening of any event resulting in the termination of this Agreement pursuant to Section 3.14 hereof;

          (g) May 1, 2006.

     1.6 Rights Prior to Exercise of Warrant. The Warrants granted to the Employee are nontransferable by the Employee and are exercisable only by the Employee. The Employee shall have no right as a shareholder with respect to the Warrant Shares until payment of the warrrantprice and delivery to the Employee of such Warrant Shares as herein provided.

     1.7 Restrictions. All Warrant Shares acquired by Employee pursuant to the Warrants shall be subject to the restrictions on sale, encumbrance, and other dispositions contained in Article II of this Agreement.

     1.8 Time is of the Essence. Time is of the essence in exercising the Warrants under this Agreement.

                                   ARTICLE II
                         RESTRICTIONS ON WARRANT SHARES

     2.1 Restriction on Share Transfer. Employee shall not sell, assign, transfer, pledge, or otherwise dispose of or in any way alienate any of his respective Warrant Shares in the Corporation by operation of law or otherwise except as provided in this Agreement.

     2.2 Offer to Purchase All Warrant Shares. If any one or more of the Founders receives a third party offer to purchase fifty percent (50%) or more of all of the shares of the Corporation owned collectively by the Founders plus all of the Warrant Shares and Warrants and the Founders desire to accept the third party offer, then the Founders have the right to deliver a notice (the "Bring Along Notice") with respect to such third party offer to the Corporation and the Employee stating that the Founders propose to effect such transaction, the name and address of the third party offeror, and the purchase price under the third party offer, together with a copy of all writings, if any, between the Founders and the third party offeror or such other person necessary to establish the terms of such third party offer. Employee agrees that upon receipt of the Bring Along Notice, Employee shall be obligated to sell all Warrants and Warrant Shares held by him to the third party offeror upon the terms and conditions (including, without limitation, purchase price) of the third party offeror (and otherwise take all necessary action to cause the Corporation to consummate the proposed transaction). The rights of first refusal in Section 2.3 of this Agreement shall not apply to this Section 2.2. Notwithstanding anything in this
Section 2.2 to the contrary, Employee acknowledges and agrees that the rights and obligations hereunder are subject to (and, where applicable, subordinate to the rights of the Investor, as hereinafter defined) the terms and conditions of a Co-Sale Agreement between the Founding Shareholders, the Corporation and the Frank Batten, Jr. Trust, a copy of which is attached hereto as Exhibit A (the "Co-Sale Agreement"), and that the number of Warrants and Warrant Shares sold by the Employee to the third party offeror may be reduced by the participation rights of the Investor as defined and provided in the Co-Sale Agreement. For purposes of this Section 2.2, the term "Investor" shall have the same meaning as set forth in the Co-Sale Agreement.

     2.3 Transfers During Employee's Lifetime. Except as otherwise set forth in this Agreement, no Warrant Shares owned by Employee shall be transferred, sold, assigned, pledged or otherwise disposed of during Employee's lifetime except in accordance with the following provisions:

          (a) Offer to Corporation. Employee (hereinafter referred to as "Offeror") intending to transfer any Warrant Shares (the "Offered Shares") shall first submit to the Corporation a written offer to sell the Offered Shares to the Corporation at the price offered by the proposed purchaser, on the terms of such offer. Every written offer submitted to the Corporation in accordance with the provisions of this Section 2.3(a) shall continue to be a binding offer to sell until expressly rejected by an officer or director of the Corporation acting pursuant to a resolution adopted in accordance with Section 2.7 of this Agreement or until the expiration of a period of sixty (60) days after the delivery of such offer to the Corporation, whichever time is earlier. Upon delivery to the Corporation of any written offer submitted in accordance with the provisions of this Section 6(a), any officer or director of the Corporation, acting before the termination of the offer and pursuant to a resolution adopted in accordance with Section 2.7 of this Agreement may bind the Corporation to purchase all or any part of the Offered Shares.

          (b) Offer to Founders. Upon termination of the offer referred to in subparagraph (a) above, the Offeror shall then submit to the Founders a written offer to sell, at the price offered by the proposed purchaser, on the terms of such offer, any of the Offered Shares not previously purchased by the Corporation under the aforesaid offer to it (the "Excess Offered Shares"). Each Founder shall then have the right to purchase up to his Founder Percentage of the Excess Offered Shares. Each Founder's right to purchase the Excess Offered Shares shall be exercisable by written notices to the Offeror, the Corporation and the other Founders given within thirty (30) days of the Offeror's written offer to the Founders. Each Founder has the right and may indicate in such notice, his election to purchase the balance of such Excess Offered Shares if any other Founder or Founders fail to exercise this right to purchase up to the full amount of their Founder Percentage of the Excess Offered Shares. The failure of a Founder to exercise his right to purchase Excess Offered Shares within the thirty (30) day notice period shall be regarded as a waiver of his right to participate in the purchase of the Excess Offered Shares. For purposes of this Section, Founder Percentage for each Founder shall be determined by dividing the total number of shares of the Corporation owned by the Founders into the total number of shares owned by each Founder at the time of the Offeror's written offer to the Founders.

          (c) Contents of Offer and Subsequent Transfer. Every written offer submitted in accordance with this Section 2.3 shall specifically name the person or persons to whom the Offeror intends to transfer the shares, the number of shares that he intends to so transfer to each person, and the price per share and other terms upon which each intended transfer is to be made, and shall include copies of the written offer and pertinent documentation. Upon the termination of the written offer to the Founders, the Offeror shall, for a period of thirty (30) days thereafter, be free to transfer any unpurchased shares to the person or persons so named at the price per share and upon the other terms so named as stated in the Offeror's written offer to the Corporation; provided that any such transferee of those shares shall thereafter be bound by and subject to all of the provisions and restrictions of this Agreement and shall agree in writing to be so bound. However, if the Offeror fails to make such transfer within such thirty (30) days, such shares shall again be subject to all the restrictions and provisions of this Agreement.

          (d) Consideration for Shares. If any consideration to be received by the Offeror for the Warrant Shares offered is property other than cash, then the price per share shall be measured to that extent by the fair market value of such noncash consideration. Fair market value for the purposes of this Section 6(d) shall mean the sum of (i) the fair market value of any noncash consideration offered for the shares as determined by the Board of Directors of the Corporation (the "Board"), plus (ii) the value of any special benefits to the Offeror of such noncash consideration to the extent they can be reasonably identified and valued, plus (iii) the amount of any additional expense or cost (including additional taxes) incurred by the Offeror in accepting cash instead of such noncash consideration, in each case based upon a realistic appraisal of such noncash consideration, special benefits, expense or cost agreed upon by the Offeror and the Corporation or by two independent qualified appraisers, one being selected and paid for by the Offeror and the other by the Corporation. If the two appraisers are unable to agree, they shall select a third, and the determination of the third appraiser shall be final and conclusive. The cost of the third appraiser shall be divided equally between the Offeror and the Corporation.

          (e) Closing. The closing of the sale of the Warrant Shares shall be sixty (60) days following the last timely delivery of notice of election to purchase any of the shares.

          (f) Involuntary Transfer. The provisions of this Section 2.3 shall also be applicable to Involuntary Transfers of Warrant Shares. "Involuntary Transfer" means any transfer, proceeding or action by or in which Employee shall be deprived or divested of any right, title or interest in or to any of his Warrant Shares, including, without limitation, any seizure under levy of attachment or execution, any transfer in connection with bankruptcy or other court proceeding to a debtor-in-possession, trustee or receiver or other officer or agency, or any transfer pursuant to a separation agreement or entry of a final court order in a divorce proceeding. In such event, the Corporation and the Founders shall have the right to purchase from either the Employee or the transferee on the Stipulated Terms (as hereinafter defined) all of the Warrant Shares of the Corporation owned by the Employee at the lesser of (i) 80% of the book value of the Warrant Shares as determined by the Board, (ii) 80% of the fair market value of the Warrant Shares based on the Corporation as a going concern as determined by the Board, or (iii) the amount of the indebtedness which resulted in the involuntary transfer of Warrant Shares. Notice to the Corporation by any person or in any manner of an Involuntary Transfer shall be deemed a written offer to sell the Warrant Shares and the Corporation and the Founders shall have the right to purchase the Warrant Shares in accordance with the procedures as set forth in this Section 2.2.

     2.4 Option to Purchase Upon Permanent Disability. If Employee becomes totally disabled for a period of three (3) months (the "Disabled Employee"), the Corporation and the Founders shall each have the option to purchase all or any of the Disabled Employee's Warrant Shares upon the following terms:

          (a) Exercise of Option. Such option of the Corporation shall commence on the date three (3) months after such disability commences and shall be exercised by written notice by the Corporation within ninety (90) days after such right commences. The purchase price of the Warrant Shares shall be the Stipulated Price and shall be payable upon the Stipulated Term (as hereinafter defined), which shall be paid in cash to the extent of proceeds of insurance received by the Corporation as the result of such permanent disability, if any, with the balance of the purchase price payable pursuant to the Stipulated Terms (as hereinafter defined).

          (b) Exercise of Option by Founders. In the event the Corporation does not elect to exercise its option to purchase all or any of the Warrant Shares under Section 2.4(a) above (the "Excess Warrant Shares"), then each Founder shall have the option to purchase up to his Founder Percentage of the Excess Warrant Shares. Each Founder's right to purchase the Excess Warrant Shares shall be exercisable by written notice to the Disabled Employee, the Corporation and the other Founders given within thirty (30) days of the termination of the Corporation's option. Each Founder has the right and may indicate in such notice his election to purchase the balance of such Excess Warrant Shares if any other Founder or Founders fail to exercise this right to purchase up to the full amount of their Founder Percentage of the Excess Warrant Shares. The failure of a Founder to exercise his right to purchase Excess Warrant Shares within the thirty (30) day notice period, shall be regarded as a waiver of his right to participate in the purchase of the Excess Warrant Shares. For purposes of this Section, Founder Percentage for each Founder shall be determined by dividing the total number of shares of the Corporation owned by the Founders into the total number of shares owned by each Founder at the time of the Disabled Employee's Total Disability.

          (c) Determination of Disability. "Totally Disabled" shall mean the inability by reason of a physical or mental condition, or both, of the Disabled Employee to perform satisfactorily his usual duties for the Corporation, as determined by the Board. The Total Disability shall be deemed to have commenced on the date of the determination by the Board.

          (d) Closing. The closing of the sale of the Warrant Shares shall be sixty (60) days after delivery of the Corporation's or the Founder's, as the case may be, notice of election to purchase the Warrant Shares.

     2.5 Option to Purchase Upon Death. Upon the death of Employee (the "Decedent"), all of the Warrant Shares of the Corporation which had been owned by the Decedent and all Warrant Shares owned by the Decedent's representative if Warrants are exercised within thirty (30) days after the Decedent's death and to which he or his personal representatives shall be entitled shall be sold and purchased as herein provided at the option of the Corporation.

          (a) Option of the Corporation to Purchase. The Corporation has the option to purchase from Decedent's estate, and, if the option is exercised, Decedent's estate shall sell to the Corporation, all the Warrant Shares of the Corporation owned by Decedent at the Stipulated Price and upon the Stipulated Terms (as hereinafter defined). The Corporation shall exercise its option by giving written notice to the Decedent's personal representative within one hundred twenty (120) days after the Decedent's death.

          (b) Option of the Founders to Purchase. In the event the Corporation does not elect to exercise its option to purchase all or any of the Warrant Shares under Section 2.5(a) above (the "Excess Warrant Shares"), then each Founder shall have the option to purchase up to his Founder Percentage of the Excess Warrant Shares at the Stipulated Price and upon the Stipulated Terms (as hereinafter defined). Each Founder's right to purchase the Excess Warrant Shares shall be exercisable by written notice to the Decedent's Estate, the Corporation and the other Founders given within thirty (30) days of the termination of the Corporation's option. Each Founder has the right and may indicate in such notice his election to purchase the balance of such Excess Warrant Shares if nay other Founder or Founders fail to exercise this right to purchase up to the full amount of their Founder Percentage of the Excess Warrant Shares. The failure of a Founder to exercise his right to purchase Excess Warrant Shares within the thirty (30) day notice period, shall be regarded as a waiver of his right to participate in the purchase of the Excess Warrant Shares. For purposes of this Section, Founder Percentage for each Founder shall be determined by dividing the total number of shares of the Corporation owned by the Founders into the total number of shares owned by each Founder at the time of the Decedent's death.

          (c) Insurance. The Corporation may, but is not obligated to, obtain insurance on the life of Employee for a sum determined by the Corporation, naming itself as beneficiary of the policies The Corporation shall pay all premiums on the insurance policies. The Corporation shall be the sole owner of the insurance policies and may apply to the payment of premiums any dividends declared and paid on the policies.

          (d) Closing. The Closing of the purchase of the Warrant Shares shall be ninety (90) days after the Corporation or the Founders, as the case may be, exercises their option to purchase the Warrant Shares.

     2.6 Purchase Upon Termination of Employment. In the event that Employee's employment with the Corporation is terminated by the Corporation or such Employee for any reason whatsoever, with or without cause, or at any time (the "Terminated Employee"), the Corporation and the Founders shall each have the option to purchase all or any of the Warrant Shares owned by the Terminated Employee upon the following terms:

          (a) Option to Purchase by Corporation. The Corporation shall have the option to purchase from the Terminated Employee all of the Warrant Shares owned by the Terminated Employee at the Stipulated Price and upon the Stipulated Terms (as hereinafter defined), which option the corporation may exercise by notice in writing to the Terminated Employee within (90) days of the effective date of termination; provided, however, in the event the Employee's terminated for cause, then the option to purchase under this Section 2.6(a) and 2.6(b) shall be at the lesser of eighty percent (80%) of book value of the Warrant Shares as determined by the Board or eighty percent (80%) of the value of the Warrant

Shares based on the Corporation as a going concern as determined by the Board, and on the Stipulated Terms.

          (b) Option to Purchase by Founders. In the event the Corporation does not elect to exercise its option to purchase all or any of the Warrant Shares under 2.6(a) above (the "Excess Warrant Shares"), then each Founder shall have the option to purchase up to his Founder Percentage of the Excess Warrant Shares at the price and under the terms provided in Section 2.6(a) above. Each Founder's right to purchase the Excess Warrant Shares shall be exercisable by written notice to the Terminated Employee, the corporation and the other Founders given within thirty (30) days of the termination of the Corporation's option. Each Founder has the right and may indicate in such notice his election to purchase the balance of such Excess Warrant Shares if any other founder or Founders fail to exercise this right to purchase up to the full amount of their Founder Percentage of the Excess Warrant Shares. The failure of a Founder to exercise his right to purchase Excess Warrant Shares within the thirty (30) day notice period, shall be regarded as a waiver of his right to participate in the purchase of the Excess Warrant Shares. For purpose of this Section, Founder Percentage for each Founder shall be determined by dividing the total number of shares of the Corporation owned by the Founders into the total number of shares owned by each Founder at the time of the Employee's termination of employment.

          (c) Closing. The closing of the purchase of the Warrant Shares shall be ninety (90) days after the Corporation or the Founders, as the case may be, exercise their option to purchase the Warrant Shares.

     2.7 Vote on Option to Purchase. Whenever, under the terms of this Agreement, the Corporation has an option to purchase Warrant Shares, action on such option may be taken by the holders of a majority of the voting shares of the Corporation (or such other percentage as may be required by the Corporation's Articles of Incorporation as may be amended and/or restated from time to time if such redemption of stock under this Agreement is not excluded from such greater percentage), exclusive of the Warrant Shares held by the Offeror, the Decedent, the Disabled Employee or the Terminated Employee, as the case may be.

     2.8 Non-Exercise of Option. Whenever, under the terms of this Agreement, the Corporation and Founders have an option to purchase Warrant Shares and elects not to exercise the option, said Warrant Shares shall nevertheless remain subject to all of the terms of this Agreement.

     2.9 Dates for Determination of Purchase Price. This Section sets the various dates from which the purchase price for Warrant Shares purchased pursuant to this Agreement shall be determined. The price shall be determined in each case as of the following valuation dates: (a) upon the death of Employee, as of the date of death; (b) upon the Total Disability of Employee, as of the date of determination of Total Disability by the Board; (c) upon a termination of employment of Employee, upon the effective date of the termination; and (d) upon an Involuntary Transfer, upon the effective date of the Involuntary Transfer.

     2.10 Payment of Purchase Price. The manner of payment of the purchase price for any Warrant Shares pursuant to this Agreement, with the exception of a purchase upon the terms offered by a proposed third-party purchaser or as otherwise provided in this Agreement, shall be determined by this Section.

          (a) Stipulated Price. The "Stipulated Price" shall be that price per share of the Corporation as a going concern equal to eighty percent (80%) of the fair market value for such shares as determined by the Board.

          (b) Stipulated Terms. The purchase price for any Warrant Shares purchased pursuant to this Agreement shall be paid either in cash or by a cash down payment and the delivery of a secured promissory note, at the option of the purchaser. If the purchase is made for any reason other than the death of the Employee, the down payment shall equal at least twenty percent (20%) of the purchase price. If the purchase is made because of the death of Employee, the down payment shall equal not less than the greater of twenty percent (20%) of the purchase price or the full amount of the net proceeds from any insurance policies maintained by the Corporation on the life of the Employee. Any promissory note shall provide for equal quarterly installments of principal over a term not to exceed five (5) years, and shall bear interest at the rate of seven (7%) percent. Accrued interest shall be payable quarterly commencing with the first installment of principal. The note shall be subject to prepayment in whole or in part at any time and without penalty. In the event of default in payment of any installment when due, the whole sum of the principal and interest shall become immediately due and payable at the option of the holder. Notwithstanding anything herein to the contrary, if the purchase price is less than $10,000.00 the entire purchase price shall be paid in cash at closing.

          (c) Delivery of Warrant Shares. At such time as the cash and promissory note, if applicable, have been delivered to the Employee or his estate, the Warrant Shares of the Employee shall be transferred to the purchaser or purchasers.

          (d) Security. If part of the purchase price is paid by delivery of the purchaser's promissory note, then, as security for payments due under the terms of the note, the purchaser shall grant to the Employee a security interest in the Shares by executing a pledge and escrow agreement and whatever additional documents may be reasonably necessary to perfect the security interest of the Employee or his estate. The security documents shall provide that the Corporation or other purchaser shall deposit the shares it is purchasing with an escrow agent and that, if the purchaser defaults under the terms of the promissory note or the security documents, the Employee or his estate shall have the right to receive possession of the shares and to exercise all other rights of a secured party under the North Carolina Uniform Commercial Code.

          (e) Insufficient Corporate Surplus. If, at the time the Corporation is required to make payment of the purchase price for shares pursuant to this Agreement and/or to issue its promissory notes therefor, its surplus is insufficient for such purposes under applicable law, then the Corporation shall promptly take all action necessary and proper under applicable law to increase, to the extent possible, the surplus of the Corporation to permit such payment and/or the issuance of such promissory note. Employee or his personal representative shall perform such acts, execute such instruments, and vote the respective shares in such a manner as may be required to increase the available surplus to an amount sufficient to authorize the purchase of the shares, including, but not limited to, a recapitalization to reduce the capital of the Corporation and increase its surplus or a reappraisal of the assets of the Corporation for the purpose of reflecting the market value.

                                   ARTICLE III
                               GENERAL PROVISIONS

     3.1 Corporate Action and Articles of Incorporation. The Corporation and the Individual Parties shall take all action required pursuant to this Agreement to effectuate the provisions herein. The Corporation shall become a party to this Agreement.

     3.2 Share Certificates. Every certificate representing Warrant Shares of the Corporation shall bear the following legend prominently displayed:

     "The shares represented by this certificate, and the transfer thereof, are subject to the provisions of that certain Agreement, dated as of September 29, 1998, among ROBERT F. YOUNG, NANCY R. YOUNG, MARC EWING, ERIK WILLIAM TROAN and RED HAT SOFTWARE, INC., a Delaware corporation, a copy of which is on file in, and may be examined at, the principal office of the Corporation."

     3.3 Warrant Shares. All references to Warrant Shares owned by Employee shall mean any outstanding shares of the Corporation hereafter owned by Employee and any shares distributed with respect to any such shares in a stock split, stock dividend, recapitalization, reorganization or otherwise.

     3.4 Necessary Acts. Each party hereto agrees that they will do any act or thing and will execute any and all instruments necessary and/or proper to make effective the provisions of this Agreement.

     3.5 Severability. Should any provision of this Agreement be declared to be invalid for any reason or to have ceased to be binding on the parties hereto, such provision shall be severed, and all other provisions herein shall continue to be effective and binding.

     3.6 Governing Law. This Agreement shall be subject to and governed by the laws of the State of Delaware.

     3.7 Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof, and no change, amendment or modification of this Agreement shall be valid unless the same be in writing and signed by all the parties hereto. No waiver of any of the terms of this Agreement shall be valid unless signed by the party against whom such waiver is asserted. This Agreement supersedes and nullifies the terms of any other agreement setting forth the rights of the Employee previously entered into by Employee with respect to the subject matter hereof. The Employee acknowledges that his ownership of Warrants and Warrant Shares in the Corporation gives him no rights or expectations except those embodied in this Agreement.

     3.8 Specific Performance. The parties acknowledge that the actual damage which would be sustained upon the breach of this Agreement by any of the parties or to a personal representative of a Decedent aggrieved by the breach or threatened breach of any of its provisions shall be entitled to seek from any court of competent jurisdiction an order for specific performance of all of the terms and conditions of this agreement. This provision does not limit the parties from seeking any other available remedies at law or equity.

     3.9 Prohibited Transfers Void. Any purported transfer in violation of this Agreement shall be void and shall not transfer any interest or title to the purported transferee. The Corporation shall not be required to transfer on its books any Warrant Shares sold or transferred in violation of any of the provisions set forth in this Agreement or to treat as owner of those Warrant Shares or to pay dividends to any transferee to whom any of those Warrant Shares shall have been so sold or transferred.

     3.10 Representation as to Attorney. The Individual Parties (and the Corporation) acknowledge that a conflict may exist among their respective interests, and that the Individual Parties should seek the advice of independent counsel. The parties hereby waive any claim they may have as to any conflict which may exist in connection with the preparation of this Agreement.

     3.11 New Parties. The Corporation shall not record a transfer of Warrant Shares from Employee to any person not a party hereto unless said person shall execute an acknowledgment of the terms hereof and agreement to be bound hereby, except for a transfer of Warrant Shares to a third party pursuant to Section 2.2 of this Agreement.

     3.12 Agreement Binding. This Agreement shall insure to the benefit of and be binding upon the parties hereto and their respective next-of-kin, legatees, administrators, executors, legal representatives, successors and permitted assigns (including remote, as well as immediate, successors to and assignees of said parties), except this Agreement shall not be binding on a third-party purchaser in the event of a transfer of Warrant Shares to such third party pursuant to Section 2.2 of this Agreement.

     3.13 Pronouns and Headings. In this Agreement the masculine shall include the feminine and the singular shall include the plural as the context of this Agreement shall clearly require. The article and section headings in this Agreement are inserted for convenience only and are not part of the Agreement.

     3.14. Termination. This Agreement shall commence as of the date hereof and shall continue in full force and effect until terminated (i) by the mutual agreement of the parties hereto, (ii) by the dissolution or bankruptcy of the Corporation, (iii) upon the effectiveness of a merger, consolidation or other acquisition of substantially all of the Corporation's assets, if the Corporation is not the surviving corporation, except that a merger or consolidation with a subsidiary which effects a mere change in the form or domicile of the Corporation without changing the respective shareholdings of the Individual Parties shall not terminate the agreement, even if the Corporation is not the surviving corporation, (iv) upon the issuance of any of the Corporation's shares sold by means of a public offering that is required to be registered under the federal securities laws, or (v) upon the sale of all of the issued and outstanding shares of the Corporation.

     3.15 Transferability. Any rights or interests of the parties set forth in this Agreement are personal and nontransferable.

     3.16 Notices. Any notice or offer required hereunder shall be deemed to have been validly given if delivered by certified mail, return receipt requested, postage prepaid, addressed, or by federal express overnight delivery (or other nationally recognized service) with receipt confirmed, in the case of the Corporation, to its principal office, and in the case of the Individual Parties, to their address appearing on the stock records of the Corporation or to such other address as he may designate. Notices hereunder shall be deemed given seven (7) business days after deposit in the United States Mail or the next business day, if delivered by Federal Express overnight delivery (or other nationally recognized service).

     3.17 Jurisdiction and Venue. The parties agree that any action brought in any court whether federal or state shall be brought within the State of North Carolina in the judicial district of Durham, Durham County and do hereby waive all questions of personal jurisdiction or venue for the purpose of carrying out this provision.

     3.18 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreements.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be signed by its duly authorized officers and its corporate seal to be affixed hereto, and the Individual Parties have hereunto set their hands, all as of the day and year first above written.

                                                      RED HAT SOFTWARE, INC.


                                                      By: /s/ Robert F. Young
                                                          ----------------------
                                                      Title: CEO
ATTEST:

/s/ David Schumannfang
------------------------
        Secretary
[CORPORATE SEAL]
                                                      /s/ Robert F. Young
                                                      --------------------------
                                                      Robert F. Young


                                                      /s/ Nancy R. Young
                                                      --------------------------
                                                      Nancy R. Young


                                                      /s/ Marc Ewing
                                                      --------------------------
                                                      Marc Ewing

                                                      EMPLOYEE


                                                      /s/ Erik Troan
                                                      --------------------------
                                                      Erik Troan

                                 SPOUSAL CONSENT

     The undersigned, being the spouse of Employee who has signed this Agreement, hereby acknowledges that she has read and is familiar with its provisions and agrees to be bound thereby and to join therein to the extent, if any, that her joinder may be necessary. The undersigned hereby agrees that her spouse may join in the future amendment or modification of this Agreement without any further signature, acknowledgment, agreement or consent on her part; and further agrees that any interest which she may have in the Warrants and Warrant Shares (as defined in this Agreement) owned directly or beneficially by her spouse shall be subject to the provisions of this Agreement.


                                                      /s/ [Illegible]
                                                      --------------------------
                                                      Name:

                                    AMENDMENT

     AMENDMENT, made as of May 24, 1999, by and among Red Hat Software, Inc. (the "Company"), Robert F. Young, Nancy R. Young and Marc Ewing (collectively, the "Founders") and Erik Troan (the "Warrantholder").

     WHEREAS, the Company, the Founders and the Warrantholder are parties to that certain Warrant, dated as of August 12, 1997 (the "Warrant"), which by its terms, terminates on the issuance of any of the Company's shares sold by means of a public offering that is required to be registered under the federal securities laws; and

     WHEREAS, the Company, the Founders and the Warrantholder wish to amend the Warrant to prevent it from terminating under such circumstances and to remove certain restrictions on exercised Warrant Shares upon the closing of the Company's initial public offering.

     NOW THEREFORE, the parties hereto agree as follows:

1. Capitalized terms not defined herein shall have the meaning set forth in the Warrant.

2. Section 3.14 of the Warrant shall be amended and restated as follows:

     "3.14. Termination. This Agreement shall commence as of the date hereof and shall continue in full force and effect until terminated (i) by the mutual agreement of the parties hereto, (ii) by the dissolution or bankruptcy of the Corporation, (iii) upon the effectiveness of a merger, consolidation or other acquisition of substantially all of the Corporation's assets, if the Corporation is not the surviving corporation, except that a merger or consolidation with a subsidiary which effects a mere change in the form or domicile of the Corporation without changing the respective shareholdings of the Individual Parties shall not terminate the agreement, even if the Corporation is not the surviving corporation, or (iv) upon the sale of all of the issued and outstanding shares of the Corporation. Notwithstanding the foregoing, the provisions of Article II hereof shall cease and have no further force or effect with respect to any Warrant Shares upon the issuance of any of the Corporation's shares sold by means of a public offering that is required to be registered under the federal securities laws."

3. Continuing Effect. Except as otherwise set forth herein, all terms and conditions of the Warrant shall remain in full force and effect, and this Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Warrant.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


RED HAT SOFTWARE, INC.


By: /s/ Robert F. Young
--------------------------
Title: COE


/s/ Marc Ewing
--------------------------
Marc Ewing

/s/ Robert F. Young
--------------------------
Robert F. Young


/s/ Nancy R. Young
--------------------------
Nancy R. Young


/s/ Erik Troan
--------------------------
Erik Troan